Exhibit 99.1

GigCapital, Inc. Announces Contribution to Trust Account and Provides Kaleyra Financial Information

PALO ALTO, Calif., May 16, 2019—(BUSINESS WIRE)— GigCapital, Inc., (NYSE: GIG, GIG.U, GIG.RT, and GIG.WS) (“GigCapital”) a Technology, Media and Telecom (TMT) Private-to-Public Equity (PPE)™ corporation, previously announced that it will hold a special meeting of stockholders (the “Special Meeting”) on June 5, 2019, at 10:00 a.m., local time, at the office of GigCapital, located at 2479 E. Bayshore Rd., Suite 200, Palo Alto, California 94303, to vote on a proposal to amend (the “Charter Amendment”) the Company’s amended and restated certificate of incorporation to extend the date (the “Extension”) by which the Company has to consummate its business combination with Kaleyra S.p.A. (“Kaleyra”) for an additional six months, from June 12, 2019 to December 12, 2019 (the “Extended Date”).

GigCapital today announced that if the stockholders approve the Charter Amendment, GigAcquisitions, LLC (the “Sponsor”) and the other founders of GigCapital (the “Founders”) collectively have agreed to contribute to GigCapital as a loan $240,000 for each calendar month, or portion thereof, that is needed by GigCapital to complete the business combination with Kaleyra (each, a “Contribution”). The Contributions are conditional upon the implementation of the Extension. The Contributions will not occur if the Charter Amendment is not approved or the Extension is not completed for any reason. The Contributions will be deposited into the trust account established in connection with GigCapital’s initial public offering (the “Trust Account”). As a result, the amount in the Trust Account following a Contribution for redemption of shares of GigCapital’s common stock issued in its initial public offering (each, a “Public Share”) that are not redeemed in connection with the stockholder vote to approve the Extension, will be increased. The amount of the Contributions will not bear interest and will be repayable by GigCapital upon consummation of the business combination with Kaleyra.

If the Extension is implemented, the Sponsor and Founders will make the first Contribution on or before June 12, 2019. GigCapital will announce by the end of each calendar month whether there will be a subsequent Contribution made, and any subsequent Contributions will be made on or before the tenth of a subsequent month. The Sponsor will have the sole discretion to determine whether to continue extending for additional months until the Extended Date, and if the Sponsor determines not to continue extending for additional months, the obligation of the Sponsor and Founders to make additional Contributions will terminate and GigCapital will dissolve and liquidate in accordance with its amended and restated certificate of incorporation.

As previously stated by GigCapital in its proxy statement for the Special Meeting, the sole purpose of the Charter Amendment is to allow Kaleyra sufficient time to prepare the required financial statements needed before GigCapital can seek stockholder approval of the business combination with Kaleyra. Kalerya has been diligently working to prepare those financial statements, and GigCapital anticipates being able to move forward with the consummation of the business combination on the timeline previously announced when the parties announced the transaction. Kaleyra has provided GigCapital with the following unaudited pro forma consolidated financial information for fiscal years 2017 and 2018, and consolidated financial information for its first fiscal quarter of 2019, all based on U.S. GAAP, as approved by the Kaleyra board of directors:

2017 – Revenues — $77.6 million

Adjusted EBITDA — $4.3 million

2018 – Revenues — $98.5 million

Adjusted EBITDA — $7.4 million

Q1 2019 – Revenues – $27.7 million (up more than 35% from Q1 2018 pro forma revenues of $20.4 million)

Kaleyra is in the process of finalizing its consolidated financial information for its first fiscal quarter of 2019 based on U.S. GAAP as one of its final steps of preparing financial statements for inclusion in the proxy statement being prepared for approval by the GigCapital stockholders of the business combination, and when completed and filed as part of that proxy statement, further disclosure will be made regarding expenses, net income and Adjusted EBITDA for the first fiscal quarter of 2019.

Reaffirmation of 2019 Outlook

Kaleyra management reaffirms its outlook on U.S. GAAP revenue and Adjusted EBITDA for the full-year 2019 as previously set forth using Italian GAAP in the investor presentation related to the business combination with GigCapital filed with the Securities and Exchange Commission (SEC) on February 26, 2019. This guidance is subject to the risks and uncertainties described in the “Forward-Looking Statements” below.

“We are very pleased to provide this initial presentation of our financial performance to the public and GigCapital’s stockholders. The preliminary consolidated and pro forma results that we are reporting today for fiscal year 2018, which includes strong annual revenue growth of nearly 30% from the prior fiscal year to approximately $100 million and accelerating Adjusted EBITDA, as well as growth of approximately 30% for the first quarter of 2019 from the first quarter year ago to more than $27 million, demonstrates the strength of our business and financial model,” said Mr. Dario Calogero, Kaleyra’s Founder and current Chairman of the Board and Chief Executive Officer. “We believe Kaleyra’s future is bright. We move in a high growth market space at the intersection between enterprise interactive services and mobile users, where our platform is increasingly supporting thousands of enterprises to smoothly interact with their consumers, using their mobile devices, taking advantage of our omnichannel communication platform worldwide. The pending combination with GigCapital will serve as a catalyst for the next phase of growth within the rapidly expanding Cloud Communications for Enterprises market. GigCapital’s powerful leadership team of successful corporate executives with extensive technology public-market operational and entrepreneurial expertise, along with a deep bench of industry experts at their disposal, are already helping shape our future as we prepare to become a publicly traded company. I look forward to sharing our story with the investment community going forward.”

“I want to congratulate Dario and his team for their swift completion of the preparation of the U.S. GAAP compliant results. We know this was a challenging assignment given the many international acquisitions the company has made in recent years and the stringent reporting requirements under U.S. GAAP. Their ability to present this preliminary information to investors in a short time period should give the market confidence that their team is fully prepared to move forward as a U.S. GAAP compliant publicly listed company,” said Dr. Avi Katz, Founder, Executive Chairman of the Board, and Chief Executive Officer of GigCapital, Inc. and Sole Manager of GigAcquisitions, LLC. “Once this combination is approved by GigCapital’s stockholders, which we believe will happen in just a few months, Kaleyra will have a stronger financial structure to achieve its growth objectives. Furthermore, the combination is a testament to the GigCapital team’s unique Private-to-Public Equity (PPE)™ and Mentor-Investor™ platforms, which the GigCapital Group plans to quickly replicate through new PPE enterprises as it looks to partner with the many late-stage growth technology companies that have expressed interest in our model to accelerate their path to a U.S. public listing. We are happy to offer current GigCapital stockholders a meaningful financial incentive, since we want them to stay as our stockholders and minimize their redemption so they can continue to benefit from Kaleyra’s potential long-term fundamental opportunity as we move closer to consummation of the combination.”

SEC Filing

A Current Report on Form 8-K has been filed today with the SEC, accompanied by this press release, which can be accessed through the SEC’s website at www.sec.gov.

Disclaimer

This communication shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation, or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Additional Information About the Transaction and Where To Find It

Additional information about the proposed business combination with Kaleyra and related transactions will be described in GigCapital’s preliminary proxy statement relating to the proposed business combination and the respective businesses of GigCapital and Kaleyra, which GigCapital will file with the SEC. The proposed business combination and related transactions will be submitted to stockholders of GigCapital for their consideration. GigCapital’s stockholders and other interested persons are advised to read, once available, the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement, in connection with GigCapital’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the proposed business combination and related transactions, because these documents will contain important information about GigCapital, Kaleyra and the proposed business combination and related transactions. The definitive proxy statement will be mailed to stockholders of GigCapital as of a record date to be established for voting on the proposed business combination and related transactions.

Stockholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC by GigCapital, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Tara McDonough, Vice President and Chief Financial Officer, GigCapital, Inc., 2479 E. Bayshore Rd., Suite 200 Palo Alto, CA 94303, or by telephone at (650) 276-7040.

Participants in the Solicitation

Kaleyra, GigCapital and their respective directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from GigCapital’s stockholders in respect of the proposed business combination and related transactions. Information regarding GigCapital’s directors and executive officers is available in its Form 10-K filed with the SEC on December 6, 2018. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be contained in the preliminary and definitive proxy statements related to the proposed business combination and related transactions when it becomes available, and which can be obtained free of charge from the sources indicated above.

About GigCapital, Inc.

GigCapital, Inc. (NYSE: GIG, GIG.U, GIG.RT, and GIG.WS), is a Private-to-Public Equity (PPE)™ company, (also known as a Blank-Check or Special Purpose Acquisition Company (“SPAC”)), sponsored by GigAcquisitions, LLC, and sole-managed by GigFounders, LLC (www.gigfoundersglobal.com). All were founded in 2017 by Dr. Avi Katz. The GigCapital Group companies are led by an affiliated team of technology industry experts, deploying a unique Mentor-Investors™ methodology to partner with exceptional privately-held and non-U.S. public technology companies of dedicated solid entrepreneurs. The GigCapital Group companies offer financial, operational and executive mentoring to U.S. and global private, and non-U.S. public companies, in order to accelerate their path from inception and as a privately-held entity into the growth-stage as a publicly traded company in the U.S. The partnership of the GigCapital Group with these companies continues through an organic and roll-up strategy growth post the transition to a public company. For more information, visit www.gigcapitalglobal.com.

“Private-to-Public Equity (PPE)” and “Mentor-Investor” are trademarks of GigFounders, LLC, used pursuant to agreement.

About Kaleyra

Kaleyra is a global group specializing in providing mobile messaging services for financial institutions and multiple other types of enterprises of all sizes. Through its proprietary platform, Kaleyra manages multi-channel integrated communication services on a global scale, comprising messages, push notifications, e-mail, instant messaging, voice services and chatbots. Kaleyra’s technology today makes it possible to manage huge volumes of messages, with some 2 billion notifications a month. For more information: www.kaleyra.com

Non-GAAP Financial Measure and Related Information

This communication includes reference to adjusted EBITDA, a financial measure that is not prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Adjusted EBITDA is defined as of any date of calculation, the consolidated pro forma earnings of Kaleyra and its subsidiaries, before finance income and finance cost (including bank charges), tax, depreciation and amortization calculated from the audited consolidated financial statements of such party and its subsidiaries (prepared in accordance with local GAAP), plus (i) transaction expenses of Kaleyra and GigCapital, (ii) without duplication of clause (i), severance or change of control payments, (iii) any expenses related to company restructuring, (iv) any compensation expenses relating to stock options, restricted stock units, restricted stock or similar equity interests as may be issued by the post-combination company or any of its subsidiaries to their employees and (v) any provision for the write down of assets. The pro forma earnings of Kaleyra, which is an Italian company, and its subsidiaries, which include subsidiaries outside of the U.S., may not be prepared in conformance with Article 11 of Regulation S-X of the SEC. Adjusted EBITDA is being used to determine whether conditions have been achieved that would result in the issuance of the earn-out and the vesting of the Deferred Shares. GigCapital management believes that this non-GAAP measure of Kaleyra’s financial results will provide useful information to management and investors regarding certain financial and business trends relating to Kaleyra’s anticipated financial condition and results of operations. Investors should not rely on any single financial measure to evaluate Kaleyra’s anticipated business.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of U.S. federal securities laws regarding the proposed transactions with Kaleyra, the Charter Amendment, Extension, Contributions and GigCapital. Such forward-looking statements include, but are not limited to, statements regarding the approval of the Charter Amendment, implementation of the Extension, payment of the Contributions, closing of the combination and the expectations, hopes, beliefs, intentions, plans, prospects or strategies regarding the business combination and future business plans of the Kaleyra and GigCapital management teams. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this press release are based on certain assumptions and analyses made by the management of GigCapital and/or Kaleyra in light of their respective experience and their perception of historical trends, current conditions and expected future developments and their potential effects on Kaleyra and GigCapital as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting Kaleyra or GigCapital will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including that the GigCapital stockholders will approve the Charter Amendment and the transaction, the ability of the post-combination company to meet the NYSE listing standards, and that Kaleyra will have sufficient capital upon the approval of the transaction to operate as anticipated. Should one or more of these risks or uncertainties materialize, or should any of the assumptions being made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Contacts

GigCapital:

Darrow Associates, Inc.

Jim Fanucchi

+1 (408) 404-5400

ir@gigcapitalglobal.com

Additional Investor Contact:

MacKenzie Partners, Inc.

Bob Marese/Dan Sullivan

+1 (212) 929-5500

proxy@mackenziepartners.com

KALEYRA S.PA.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION

(In thousands)

(Unaudited)

	Years Ended December 31,
	2018	2017
Revenue (1)	$77,949	$43,214
Revenue - Solutions Infini prior to acquisition	16,919	29,297
Revenue - Buc Mobile prior to acquisition	3,650	5,052

Total Non-GAAP Revenue	$98,518	$77,563

Net Income (loss) (1)	$(7,219)	$509
Adjustments to net Income (loss):
Income tax expense (benefit)	1,341	493
Other income, net	(371)	(334)
Interest expense, net	442	219
Foreign currency loss	32	640
Depreciation and amortization	1,581	347

Non-GAAP EBITDA	$(4,194)	$1,874

Loss on equity investments prior to acquisitions	$1,053	$36
EBITDA for pre-acquisition period of subsidiaries	1,207	1,374
Non-cash compensation expense	1,170	550
Non-cash stock option expense	6,638	135
Acquisition transaction costs	1,537	306

Non-GAAP adjusted EBITDA	$7,411	$4,275

(1)	Per unaudited US GAAP financial statements as of December 31, 2018 and 2017